Boston Common ESG Impact Emerging Markets Fund TICKER: BCEMX Summary Prospectus January 31, 2026
200 State Street, 7th Floor	Boston, MA 02109
SUMMARY SECTION – BOSTON COMMON ESG IMPACT EMERGING MARKETS FUND

Investment Objective
The Boston Common ESG Impact Emerging Markets Fund (the “Emerging Markets Fund” or “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Emerging Markets Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Emerging Markets Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.32%
Fee Reduction and/or Expense Reimbursement	-0.33%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement(1)	0.99%

(1) The Adviser has contractually agreed to reduce its fees and/or pay Value Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, shareholder servicing fees and any other class specific expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 0.99% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap is indefinite, but will remain in effect until at least January 31, 2027 and may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Emerging Markets Fund’s operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$386	$692	$1,561

Portfolio Turnover
The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2025, the Emerging Markets Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
Boston Common Asset Management, LLC (“Boston Common” or the “Adviser”) seeks long-term capital appreciation by investing in a diversified portfolio of common stocks and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) of companies it believes have high quality are sustainable and are reasonably valued. The Adviser typically favors companies it believes have:
• Attractive long-term growth drivers (e.g., aligned with structural trends such as energy transition and digitalization).
• Strong balance sheets, stable earnings, and attractive profitability characteristics.
• Sound corporate governance and financial management.
• Valuations that are attractive relative to their growth outlook and fundamentals.
The Fund is generally diversified across major sectors. The Adviser applies a benchmark-aware yet not benchmark-constrained approach, allowing the flexibility to invest in high-conviction ideas across sectors and regions.
Stock Selection and ESG Integration
Investment ideas are generated through both bottom-up fundamental research and top-down sector and regional insights. Sustainability themes are regularly monitored for long-term growth opportunities. After a stock is identified, the Adviser conducts in-depth company-level analysis to evaluate financial strength, profitability, growth potential, and risk factors. This resulting fundamental profile is balanced against valuation metrics, including earnings and book value multiples, as well as discounted cash flows.

Here our research-driven conviction is enhanced by our 360-degree perspective where we integrate financial and environmental, social, and governance (“ESG”) criteria into the stock selection process. We believe markets typically misvalue the risks and opportunities presented by ESG issues, both in terms of the timing and the magnitude of outcomes. We believe shareholder engagement plays a critically important role in raising the sustainability profile of our portfolios and empowers company management to be long-term in its focus.
Boston Common’s ESG research process integrates information from disparate sources to form a holistic understanding of corporate performance. The Adviser reviews company filings, trade journals, and industry reports to understand a company’s products and activities, and place it in context with its peers. We search business and news databases to capture events and analyses related to corporate practices. Boston Common references additional databases that document defense contracts, legal proceedings, and environmental violations, plus we subscribe to specialized ESG data services. The research team communicates regularly with trade unions, nongovernmental organizations, activist groups, and government agencies about corporate behavior on the ground and in the far reaches of the world. Boston Common queries corporate management through meetings, letter campaigns, emails, and phone calls about areas of particular concern. Drawing on this mosaic of sources, our analysts distill conclusions about a company’s overall profile across the full set of ESG issue areas. We may incorporate information from one or more third party ESG research providers, news sources, non-governmental organizations, and company and industry contacts. The Fund’s primary third party ESG research providers are MSCI ESG Ratings, MSCI ESG Metrics, MSCI ESG BISR Individual Screens, MSCI ESG Controversies, MSCI ESG BISR Global Sanctions, MSCI ESG Climate Change Metrics, and ISS Climate Impact Reporting. We endeavor to integrate financial and sustainability factors into our investment process because we believe ESG research helps us identify companies that will be successful over the long-term. We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a higher level of environmental responsibility than their peers and understand that natural resources are limited. We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions. We assess a company’s commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally. We appraise companies’ adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity. As a result, we believe ESG research helps improve portfolio quality and financial return potential.
Boston Common’s principal belief is that companies with better ESG performance tend to serve as better long-term investments. Boston Common does not prioritize ESG impacts over returns and will not purchase a security for ESG purposes that has not met our financial criteria as it relates to an attractive balance of fundamentals and valuations.

The Fund’s ESG issue areas, which affect people and the planet include, but are not limited to, the following: environment, energy, human rights and employment, community, product purity and safety, governance, and labor and employment.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control. We may sell a security when its price reaches a set target if we believe that other investments are more attractive, or for other reasons we may determine.
Boston Common excludes securities of companies that: (1) receive significant revenues (>5%) or have leading market share in production and marketing of tobacco products, including components; (2) receive significant revenues (>5%) or have leading market share in production and marketing of alcoholic beverages, including components; (3) receive significant revenues (>5%) or have leading market share from gambling devices or activities including lotteries and hotels with casinos; (4) operate or have direct equity ownership of nuclear power plants, mine or process uranium for fuel supply crucial components of nuclear power reactors (zero tolerance); (5) receive significant revenues (>10%) from nuclear power plant design, construction, maintenance or parts; (6) demonstrate a history and pattern of marketing unsafe products, asserting false marketing claims, or engaging in irresponsible marketing; (7) engage in irresponsible animal testing or widespread abuses of animals, such as in entertainment and factory farming; (8) receive significant revenues (>5%) from the production of firearms or military weapons systems, including key components; (9) produce or manufacture biological, chemical, or nuclear weapons, anti-personnel landmines, or cluster munitions (zero tolerance); (10) rank in the top 50 global defense contractors for weapons, (11) receive significant revenues (>5%) from the exploration, extraction, production, manufacture, or refining of fossil fuels; (12) receive significant revenues (>30%) from the transportation, transmission, distribution, or retail sale of fossil fuels; (13) receive significant revenues (>10%) from the generation of coal-based electric power; (14) receive significant revenues (>30%) from the generation of combined fossil fuel-based electric power; (15) receive significant revenues (>50%) from the production or provision of dedicated equipment or services for fossil fuel production or transportation; and (16) the mining of thermal coal.
We use our voice as a shareholder to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels. These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process. Through this effort, we seek to encourage a company’s management toward greater transparency, accountability, disclosure and commitment to ESG issues. In order to prioritize the Adviser’s focus and impact, Boston Common has established a three-year engagement framework with two to three key initiatives across our three sustainability pillars -environmental, social and governance. Boston Common continues to review these initiatives on an annual basis and track engagement impact through our reporting.
Boston Common reviews ESG-related impacts by actively encouraging shareholders to participate in proxy voting. Boston Common reviews its custom proxy voting policy prior to the proxy season to ensure the Adviser’s custom voting policy captures the desired corporate engagements’ expectations. Boston Common reviews the proxy voting results with its proxy vendor's custom policy team at the end of the proxy season to ensure the expected outcomes were achieved.

Additionally, Boston Common measures and monitors its ESG engagement related impact by compiling the results of its direct dialogue with various portfolio holdings and the shareholder proposals initiated by Boston Common. In addition, Boston Common participates in both dialogue and shareholder proposals initiated by various industry-led coalition groups.

The Emerging Markets Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the equity securities of companies either located in emerging market countries or which derive the majority of their revenue from emerging market countries and that meet the Adviser’s ESG criteria. Equity securities include common and preferred stocks, as well as in securities that are convertible into common stocks. The Emerging Markets Fund may also invest directly in securities denominated in foreign currencies or it may invest indirectly through ADRs, EDRs, and GDRs. The Emerging Markets Fund may also invest in other investment companies (including business development companies), exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to certain markets while maintaining liquidity. The Adviser considers emerging markets to be those countries included in the MSCI Emerging Markets Index or classified by World Bank, the International Finance Corporation, and the United Nations (and its agencies). These countries are typically located in Central and Eastern Europe, Africa, the Middle East, Asia and Central and South America. The Emerging Markets Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater. The Fund may, from time to time, have significant exposure to one or more sectors of the market.
Principal Investment Risks
There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:

•ESG Policy Risk: The Emerging Markets Fund’s ESG policy could cause the Emerging Markets Fund to perform differently compared to similar funds that do not have such a policy. This ESG policy may result in the Emerging Markets Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Emerging Markets Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.
•Emerging Markets Risk: Emerging markets may involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.
•Impact Investing Risk: The Fund may not succeed in generating a positive ESG and/or social impact. The Fund’s incorporation of ESG and/or social impact criteria into its investment process may cause the Fund to perform differently from a fund that uses a different methodology to identify and/or incorporate ESG and/or social impact criteria or relies solely or primarily on financial metrics. In addition,it may cause it to forego opportunities to buy certain securities that otherwise might be advantageous, or to sell securities when it might otherwise be advantageous to continue to hold these securities. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that Boston Common’s definition of impact investing, ESG security selection criteria, or investment judgment will reflect the beliefs or values of any particular investor. To the extent Boston Common references third-party research and analytics in conducting its proprietary analysis, there is no guarantee that the data will be accurate. Third-party providers may be less effective at rating companies located in the emerging markets and ratings may not be available from time to time.
•Foreign Securities Risk: Foreign securities are typically subject to increased risks as compared to U.S. securities, and include risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the United States or some foreign countries may be subject to trading restrictions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the United States; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards as U.S. issuers, (4) greater volatility; and (5) currency fluctuations.

•Specific Country or Region Risk: Investing a significant portion of assets in one country or region makes the Fund more dependent upon the political and economic circumstances of that particular country or region.
◦ Eurozone Investment Risk - Many countries in Europe are closely connected such that the social, economic and political events of one European country may have adverse effects across Europe. European countries that are members of the Economic and

Monetary Union of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Member nations’ compliance with these economic controls and monetary policies may significantly impact every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.
◦Asia Investment Risk - Investments in countries in the Asian region will be impacted by the market conditions, legislative or regulatory changes, competition, or political, economic and other developments in Asia. Investments in China may subject the Fund to certain additional risks, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations which may result in volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Depositary Receipt Risk: Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
•ETF Trading Risk: To the extent the Fund invests in ETFs, it is subject to additional risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact the Fund’s ability to sell its shares of an ETF. Where all or portion of the ETF’s underlying securities trade in a market that is closed when the market in which the ETF shares and listed in trading is open, there may be changes between the last quote and the closed foreign market and the value of such security during the ETF’s domestic trading day.
•Foreign Currency Risk: Currency movements may negatively impact value even when there is no change in value of the security in the issuer’s home country. Currency management strategies may substantially change the Emerging Markets Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Boston Common expects.
• Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets
•Investments in Other Investment Companies: To the extent the Fund invests in shares of other investment companies, you will indirectly bear fees and expenses charged by those investment companies and will be subject to the risks that those investment companies are subject to.

•Large Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Management Risk: Boston Common may fail to implement the Emerging Markets Fund’s investment strategies or meet its investment objective.
•Mid and Small-Capitalization Company Risk: Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.
•Sector-Focus Risk: Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Performance
The following performance information provides some indication of the risks of investing in the Emerging Markets Fund. The bar chart below illustrates how the Emerging Market Fund’s total returns have varied from year‑to‑year. The table below illustrates how the Emerging Market Fund’s average annual total returns for the 1-year and since-inception periods compare with that of a broad-based securities index. This comparison is provided to offer a broader market perspective. The Emerging Market Fund’s past performance, before and after taxes, is not necessarily an indication of how the Emerging Market Fund will perform in the future and does not guarantee future results. Updated performance information is available on the Emerging Market Fund’s website at www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-17.32%
6.35%
8.65%
37.06%
2022
2023
2024
2025

Highest Quarterly Return:	Q4, 2022	12.74%

Lowest Quarterly Return:	Q3, 2022	-13.16%

Average Annual Total Return as of December 31, 2025
	1 Year	Since Inception (9/20/2021)
Emerging Market Fund
Return Before Taxes	37.06%	6.19%
Return After Taxes on Distributions	36.37%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	22.45%	4.86%
MSCI EM (Emerging Markets) Net (USD)	33.57%	5.16%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes. Actual after-tax returns depend on the individual investor’s situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
In certain cases, Return After Taxes on Distribution and Sale of Fund Shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares or provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from these shown.

Investment Adviser
Boston Common Asset Management, LLC
Portfolio Managers
The Emerging Markets Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since

Matt Zalosh, CFA	Portfolio Manager	September 2021
Praveen Abichandani, CFA	Portfolio Manager	September 2021
Liz Su, CFA	Portfolio Manager	September 2021

Purchase and Sale of Emerging Markets Fund Shares
You may purchase, redeem, or exchange Emerging Markets Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bank Global Fund Services, [NAME OF FUND] c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary. The minimum initial investment in the Emerging Markets Fund is $10,000. You can make additional investments at any time with $1,000 or more.
Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), the Emerging Markets Fund and its related companies may pay the intermediary for the sale of Emerging Markets Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Emerging Markets Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.